Exhibit 32.1

CERTIFICATION OF ANDREA M. CORTELLAZZI
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

In connection with the accompanying Quarterly Report on Form 10-Q of M45 Mining Resources, Inc. for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on or about the date hereof (“Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 19, 2008

/s/ Andrea M.Cortellazzi
Andrea M. Cortellazzi
Chief Executive Officer